EXHIBIT 32

CERTIFICATION BY WILLIAM C. OWENS PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Owens Mortgage Investment Fund, a California Limited Partnership (the "Issuer") for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Owens, Chief Executive Officer of Owens Financial Group, Inc., the General Partner of the Issuer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)        The Report containing financial statements of the Issuer fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Issuer.

/s/ William C. Owens
William C. Owens
Chief Executive Officer of Owens Financial Group, Inc., General Partner
August 13, 2003

CERTIFICATION BY BRYAN H. DRAPER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Owens Mortgage Investment Fund, a California Limited Partnership (the "Issuer") for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bryan H. Draper, Chief Financial Officer of Owens Financial Group, Inc., the General Partner of the Issuer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)        The Report containing financial statements of the Issuer fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Issuer.

/s/ Bryan H. Draper
Bryan H. Draper
Chief Financial Officer of Owens Financial Group, Inc., General Partner
August 13, 2003